UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 5, 2005

STEWART & STEVENSON SERVICES, INC.

(Exact name of registrant as specified in its charter)

Texas

0-8493

74-1051605

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2707 North Loop West Houston, Texas

77008

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (713) 868-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Material Definitive Agreement

On April 5, 2005, the Board of Directors of Stewart & Stevenson Services, Inc. (the “Company”), approved the 2004 Management Incentive Compensation Plan (“MICP”) payments, and the 2005 base salary for each executive officer of the Company who is expected to be a named executive officer in the Company’s proxy statement for the Annual Meeting of Shareholders to be held on June 7, 2005 (excluding the President and Chief Executive Officer, Mr. Max Lukens, the expected named executive officers are referred to herein as the “Expected Named Executives”).  For Fiscal 2004, the target incentive for annual incentive compensation for the Expected Named Executives was fifty percent (50%) of their respective base salary, with an over-achievement opportunity up to a maximum of one hundred percent (100%) of their respective base salary.  In approving the MICP payments, the Board of Directors considered a financial measurement, the Company’s return on net capital employed, along with other subjective factors.  The MICP payments and this summary description of the MICP, along with the 2005 base salaries for the CEO and the Expected Named Executives are set forth on Exhibit 10.1 hereto.

On April 5, 2005, the Board of Directors of the Company approved the 2005 MICP targets which are applicable to the Expected Named Executives for the fiscal year ending January 31, 2006 (“Fiscal 2005”).  For Fiscal 2005, the target incentive for annual incentive compensation for the Expected Named Executives is fifty percent (50%) of their respective base salary, with an over-achievement opportunity up to a maximum of one hundred percent (100%) of their respective base salary.  Incentive components for the Expected Named Executives are based on a financial measurement, the achievement by the Company of a specified return on net capital employed in Fiscal 2005, although the Board reserves the right to consider other subjective factors and to alter or modify the MICP in its discretion.  This summary description of the 2005 MICP is set forth on Exhibit 10.2 hereto.

On April 5, 2005, the Board of Directors of the Company established the amount of compensation for directors of the Company.  Directors whose principal occupation is other than employment with the Company will be compensated in cash at the rate of $20,000 per year plus $2,000 for each meeting of the Board of Directors and each committee meeting attended in person and $1,000 for each meeting attended by telephone.  The Chairman of the Board will receive additional compensation in the amount of $12,000 per month.  Each committee chairman will receive an annual fee of $5,000, except the Chairman of the Audit Committee will receive an annual fee of $7,500.  The directors will also be reimbursed for any out-of-pocket expenses incurred to attend meetings.

Furthermore, each director who is not an officer or employee of the Company will be eligible to participate in the Stewart & Stevenson Services, Inc. 1996 Director Stock Plan (the “1996 Plan”) which was filed with the Commission on September 1, 2004, as Exhibit 4.1 to the Company’s Registration Statement of Form S-8 (File No. 333-118742).  Under the 1996 Plan, the eligible directors will receive, on the date of the Annual Meeting in 2005, (i) the number of shares of the Company’s Common Stock determined by dividing (A) the sum of $15,000 by (B) the fair market value of a share of the Company’s Common Stock, and (ii) options to purchase 5,000 shares of the Company’s Common Stock.  This summary description of the directors’ compensation is set forth on Exhibit 10.3 hereto.

On April 5, 2005, the Company entered into the Stewart & Stevenson Supplemental Retirement Plan (the “Plan”) effective as of July 1, 2003.  The Plan is a nonqualified defined contribution plan and was entered into for the purpose of providing deferred compensation for a select group of management and key employees of the Company and its participating affiliates.  The Plan replaces the Company’s prior Supplement Executive Retirement Plan (the “SERP”), a defined benefit plan, the benefits of which were previously frozen.  The Plan provides that the Compensation Committee of the Board of Directors, in its sole discretion, shall select and notify eligible participants who shall be members in the Plan; provided, however, that participants in the SERP on June 30, 2003 automatically became members in the Plan.  The Plan provides that the Company will make contributions on behalf of the participants as follows:

Member’s Age as of Applicable Plan Year End	Percentage of Compensation
under age 30	0%
30-39	1.5%
40-49	3.5%
50-59	7.0%
60 and older	15.0%

Each member’s account vests over a 5 year period and is invested pursuant to certain deemed investments as may be chosen by the respective member or the Company’s administrative committee, as the case may be.

Item 5.02.  Departure of Directors; Election of Directors.

The Board of Directors of the Company currently consists of nine directors divided into three classes of three members each.  In order to resize the Board of Directors to facilitate the mandatory retirement of two directors at the Company’s 2005 Annual Meeting of Shareholders on June 7, 2005 (the “2005 Annual Meeting”), the Bylaws of the Company were amended on April 5, 2005, to be effective on June 7, 2005 at the 2005 Annual Meeting, reducing the size of the Board of Directors to seven directors.  Effective at the 2005 Annual Meeting, the Board will then be divided into two classes of two members and one class of three members.

In October 2004, Mr. Charles S. Ream was appointed to the Board of Directors to fill a vacancy in the class of directors whose term expires at the 2006 Annual Meeting of Shareholders.  To balance the classes and afford Mr. Ream the opportunity to stand for shareholder election at an earlier date, Mr. Ream will stand for election with the class of directors whose term expires at the 2005 Annual Meeting.  Accordingly, Mr. Ream intends to resign from the class of directors whose term expires at the 2006 Annual Meeting of Shareholders immediately prior to his election at the 2005 Annual Meeting to serve as a director until 2008.

Without taking this action, there would only be one director standing for election at the 2005 Annual Meeting.  The purpose of the resignation of Mr. Ream is solely to facilitate moving Mr. Ream from one class of directors to another class.

Item 5.03.  Amendment to By-laws.

On April 5, 2005, the Board of Directors of the Company amended its bylaws.  Effective on April 5, 2005, the bylaws were amended to clarify that persons serving in capacities for other entities related to the Company at the Company’s request are not entitled to mandatory indemnification from the Company unless they are serving as officers or directors of such other entities.

Also on April 5, 2005, the bylaws were amended to decrease the number of directors of the Company from nine to seven directors, to decrease the number of directors required to constitute a quorum at a meeting of directors from five to four directors, and to decrease the number of directors required to alter, amend or repeal the Bylaws, or to adopt new Bylaws, from seven to five directors.  This amendment does not become effective until June 7, 2005 at the 2005 Annual Meeting.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 3.1                                          Seventh Restated Bylaws of Stewart & Stevenson Services, Inc., effective July 9, 2004, as amended

Exhibit 10.1                                    Summary Description of 2004 MICP

Exhibit 10.2                                    Summary Description of 2005 MICP

Exhibit 10.3                                    Summary Description of Director Compensation

Exhibit 10.4                                    Stewart & Stevenson Supplemental Retirement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Date: April 6, 2005	By:	/s/ Carl B. King
	Name:	Carl B. King
	Title:	Senior Vice President, Secretary & General Counsel